LEASES	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
LEASES

11.	LEASES

As of December 31, 2017, the Company leased in nine vessels on long-term time charter (2016: thirteen vessels), all of which were leased from Ship Finance. All of these long-term charters are classified as capital leases. One further vessel is leased in on short-term time charter from a third party and has been classified as an operating lease. This vessel has a profit sharing agreement whereby the net earnings of the vessel in excess of/below the daily fixed rate charter hire expense will be shared equally with a third party. Furthermore, the Company is committed to make rental payments under operating leases for office premises.

Rental expense
The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
2018	6,071
2019	1,446
2020	1,298
2021	231
2022	147
Thereafter	—
9,193

Total expense for operating leases was $21.2 million, $71.8 million and $43.2 million a for the years ended December 31, 2017, 2016 and 2015, respectively.

Contingent rental expense
In March 2015, the Company entered into an agreement to charter-in an MR tanker on a fixed rate charter whereby the Company agreed to pay the counterparty a profit sharing payment equal to 50% of the charter revenues earned by Frontline 2012 in excess of the daily base charter hire paid. At December 31, 2017, the profit share expense incurred and recorded as charter hire expense was nil (2016: nil).

In November 2015, the Company entered into an agreement to charter-in two VLCCs and two Suezmax tankers on a fixed rate charter whereby the Company agreed to pay the counterparty a profit sharing payment equal to 60% of the charter revenues earned by the Company in excess of the daily base charter hire paid. The charters commenced between January and April 2016 and terminated between January and April 2017. At December 31, 2017, the profit share expense incurred and recorded as charter hire expense was nil (2016: $4.2 million).

In November 2016, a subsidiary of the Company entered into an agreement to charter-in a VLCC tanker on a fixed rate charter whereby the net earnings of the vessel in excess of/below the daily fixed rate charter hire expense will be shared equally. At December 31, 2017, $0.3 million was recognised as a reduction in charterhire expense as the earnings of the vessel were below the fixed daily hire (2016 expense: $0.2 million).

Rental income
Six vessels were on fixed rate time charters at December 31, 2017 (2016: thirteen vessels) of which one vessel was on fixed rate time charter with a profit sharing agreement in place (2016: one vessel). No vessels were on index linked time charters at December 31, 2017 (2016: No vessels). The minimum future revenues to be received under these contracts as of December 31, 2017 are as follows:

(in thousands of $)
2018	8,449
2019	640
2020	—
2021	—
2022	—
Thereafter	—
Total minimum lease payments	9,089

The cost and accumulated depreciation of vessels leased to third parties as of December 31, 2017 were $294.1 million and $44.9 million, respectively, and as of December 31, 2016 were $712.6 million and $65.5 million, respectively.

Contingent rental income
In March 2015, the Company entered into an agreement to charter-out two Suezmax tankers on fixed rate time charters whereby the counterparty agreed to pay the Company a profit sharing payment equal to 50% of the charter revenues earned in excess of daily base charter hire paid. These vessels were redelivered from the charters during March and April 2016 with profit share income in the year ending December 31, 2017 nil, (2016: $0.7 million).

In December 2014, the Company entered into agreements to charter-out two Suezmax tankers on index linked time charters. These vessels were redelivered to the Company in January and July 2016. The Company earned time charter revenues in the year ending December 31, 2016: $7.1 million and December 31, 2015: $27.7 million.